[MILLING BENSON WOODWARD L.L.P. LETTERHEAD]



                                  May 9, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Via Edgar Electronic Filing System

Gentlemen:

         On behalf of Avoca, Incorporated, a Louisiana corporation, I am transmitting herewith for filing the Company's Form 8-K dated May 9, 2003.

         If you have any questions or comments concerning this filing, please telephone the undersigned at (504) 569-7230.

                                                     Very truly yours,

                                                     /s/Charles A. Snyder

                                                     Charles A. Snyder

CAS/kj300065

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 9, 2003
                                                        -----------------

                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


        Louisiana                     0-9219                    72-0590868
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)


         228 St. Charles Avenue, Suite 838, New Orleans, Louisiana   70130
   ---------------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720
                                                          ---------------



          ------------------------------------------------------------
          Former name or former address, if changed since last report


                               Page 1 of 2 Pages

Item 9:  Regulation FD Disclosure

         Avoca, Incorporated has this day sent to the Securities and Exchange Commission a letter, reading as follows:


                                  May 9, 2003


Mr. Jonathan G. Katz
Secretary

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549 0609

Dear Mr. Katz:

         Enclosed please find the Quarterly Report of Avoca, Incorporated ("the Company") on Form 10-QSB for the three month period ending March 31, 2003, which is being submitted for filing with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and as of date indicated below, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2003                         By: /s/Robert C. Baird, Jr.
      ----------------------                  ----------------------------------
                                              Robert C. Baird, Jr.
                                              Chief Executive Officer and Chief
                                              Financial Officer



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AVOCA, INCORPORATED
                                             -----------------------------------
                                                        (Registrant)

Dated: May 9, 2003                         By: /s/Robert C. Baird, Jr.
      ----------------------                  ----------------------------------
                                              Robert C. Baird, Jr.
                                              President



                               Page 2 of 2 Pages